Exhibit 10.21

January 10, 2007

To the Board of Directors of
Taliera Corporation

Gentlemen:

        The undersigned previously subscribed for and agreed to purchase 1,000,000 Warrants ("Insider Warrants") at $1.20 per Insider Warrant, of Taliera Corporation (the "Corporation") for an aggregate purchase price of $1,200,000 ("Purchase Price"), pursuant to terms set forth in Letter Agreements dated July 28, 2006 and December 7, 2006 (the "Letter Agreement"). This agreement amends the Letter Agreement to provide for the undersigned's agreement to purchase an additional 416,667 Insider Warrants in accordance with the same terms in the Letter Agreement.

        The undersigned hereby agrees to purchase an additional 416,667 Insider Warrants at $1.20 per Insider Warrant, for and aggregate purchase price of $500,000 all in accordance with the terms of the Letter Agreement. In all other respects, the terms of the Letter Agreement remain in full force and effect.

Very truly yours,

TALIERA HOLDINGS, LLC

		By:	/s/ J. SMOKE WALLIN

J. Smoke Wallin, CEO
Agreed

TALIERA CORPORATION

By:	/s/ J. SMOKE WALLIN

J. Smoke Wallin, CEO

MORGAN JOSEPH & CO. INC.

By:	/s/ MICHAEL POWELL

Name: Michael Powell
Title: Managing Director